UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2017
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act. ☐
If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 2, 2017, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter March 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2017 Annual General Meeting of Shareholders on April 26, 2017. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2017 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 9, 2017.

(1) The following seven persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2018.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	45,909,390	678,231	753,459	18,841,910	8,897,736	—	—	—
David Einhorn	45,887,621	701,269	752,190	18,841,910	8,897,736	—	—	—
Leonard Goldberg	45,848,642	739,150	753,288	18,841,910	8,897,736	—	—	—
Ian Isaacs	45,330,314	1,257,478	753,288	18,841,910	8,897,736	—	—	—
Frank Lackner	45,513,430	1,074,360	753,288	18,841,910	8,897,736	—	—	—
Bryan Murphy	45,646,848	939,803	754,429	18,841,910	8,897,736	—	—	—
Joseph Platt	43,633,559	2,954,233	753,288	18,841,910	8,897,736	—	—	—

(2) The following seven persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2018.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	45,974,173	532,157	834,750	18,841,910	8,897,736	—	—	—
David Einhorn	46,024,957	482,735	833,387	18,841,910	8,897,736	—	—	—
Leonard Goldberg	46,001,595	504,735	834,750	18,841,910	8,897,736	—	—	—
Ian Isaacs	45,717,534	788,796	834,750	18,841,910	8,897,736	—	—	—
Frank Lackner	45,884,543	622,060	834,477	18,841,910	8,897,736	—	—	—
Bryan Murphy	45,748,501	758,102	834,477	18,841,910	8,897,736	—	—	—
Joseph Platt	44,114,741	2,391,861	834,477	18,841,910	8,897,736	—	—	—

(3) The following six persons were elected Directors of Greenlight Reinsurance Ireland, Designated Activity Company by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2018.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Tim Courtis	45,979,709	526,894	834,477	18,841,910	8,897,736	—	—	—
Philip Harkin	45,971,960	534,470	834,649	18,841,910	8,897,736	—	—	—
Frank Lackner	45,903,802	602,801	834,477	18,841,910	8,897,736	—	—	—
Patrick O'Brien	45,964,697	541,633	834,750	18,841,910	8,897,736	—	—	—
Daniel Roitman	45,957,308	549,431	834,341	18,841,910	8,897,736	—	—	—
Brendan Tuohy	45,957,581	548,750	834,750	18,841,910	8,897,736	—	—	—

(4) The shareholders approved the amended and restated stock incentive plan of the Registrant.

	Class A	Class B
For	39,521,580	8,897,736
Against	7,073,075	—
Abstain	746,425	—
Broker non-votes	18,841,910	—

(5) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2017.

	Class A	Class B
For	65,136,493	8,897,736
Against	128,966	—
Abstain	917,530	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2017.

	Class A	Class B
For	65,134,014	8,897,736
Against	130,402	—
Abstain	918,574	—
Broker non-votes	—	—

(7) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2017.

	Class A	Class B
For	65,135,313	8,897,736
Against	129,102	—
Abstain	918,574	—
Broker non-votes	—	—

(8) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	38,999,830	8,897,736
Against	7,445,373	—
Abstain	895,876	—
Broker non-votes	18,841,910	—

(9) The shareholders voted for the option of once every year as the frequency with which shareholders are provided an advisory vote on executive compensation pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

	Class A	Class B
One year	37,705,435	8,897,736
Two year	87,208	—
Three year	8,679,456	—
Abstain	868,980	—
Broker non-votes	18,841,910	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2017 FINANCIAL RESULTS", dated May 2, 2017, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	May 2, 2017